Exhibit 32.0
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Quarterly Report on Form 10-Q of Eureka Financial Corp. (the “Company”) for the quarter ended June 30, 2011, as filed with the Securities and Exchange Commission (the “Report”), I hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
2.	The information contained in the Report fairly presents, in all material respects, the consolidated financial condition and results of operations of the Company as of and for the period covered by the Report.

By:	/s/ Edward F. Seserko
Edward F. Seserko
President and Chief Executive Officer (principal executive officer) August 15, 2011

By:	/s/ Gary B. Pepper
Gary B. Pepper
Executive Vice President and Chief Financial Officer (principal financial and accounting officer) August 15, 2011